Exhibit 99.1

Tronox Announces the Pricing of an Upsized Secondary Public Offering by Exxaro Resources Limited

February 24, 2021

STAMFORD, Conn., February 24, 2021– Tronox Holdings plc (NYSE:TROX) (“Tronox” or the “Company”), announced today that the previously announced underwritten registered offering by Exxaro Resources Limited (the “selling shareholder”) was upsized to 19,108,970 ordinary shares of the Company and was priced to the public at $18.25 per share. In connection with the offering, the selling shareholder has granted the underwriters a 30-day option to purchase up to 2,866,345 additional shares. The selling shareholder will receive all of the net proceeds from the offering. No shares are being sold by the Company in the offering.

The offering is expected to close on March 1, 2021, subject to satisfactory completion of customary closing conditions.

J.P. Morgan is acting as joint bookrunning manager and representative of the underwriters. BofA Securities, Deutsche Bank Securities and Morgan Stanley are also acting as joint bookrunning managers.

The proposed offering is being made only by means of a prospectus and accompanying prospectus supplement. When available, copies of the final prospectus supplement for the offering may be obtained by visiting the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Alternatively, a copy of the prospectus and related preliminary prospectus supplement may be obtained from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, toll-free: (866) 803-9204, email: prospectus-eq_fi@jpmchase.com.

The ordinary shares described above are being offered by the selling shareholder pursuant to an effective shelf registration statement on Form S-3 previously filed by the Company with the SEC.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Tronox

Tronox Holdings plc is one of the world’s leading producers of high-quality titanium products, including titanium dioxide pigment, specialty-grade titanium dioxide products and high-purity titanium chemicals; and zircon. We mine titanium-bearing mineral sands and operate upgrading facilities that produce high-grade titanium feedstock materials, pig iron and other minerals.

Forward Looking Statements

Statements in this release that are not historical are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance, including the effects of the COVID-19 pandemic and anticipated synergies based on our growth and other strategies, anticipated completion of extensions and upgrades to our mining and operations, and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance, actual synergies, or achievements to differ materially from the results, level of activity, performance, anticipated synergies or achievements expressed or implied by the forward-looking statements. Significant risks and uncertainties may relate to, but are not limited to, business and market disruptions related to the COVID-19 pandemic; market conditions and price volatility for titanium dioxide, zircon and other feedstock materials, as well as global and regional economic downturns, including as a result of the COVID-19 pandemic, that adversely affect the demand for our end-use products; the price of our ordinary shares; disruptions in production at our mining and manufacturing facilities; and other financial, economic, competitive, environmental, political, legal and regulatory factors. These and other risk factors are discussed in the Company’s filings with the SEC.

Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, synergies or achievements. Neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward- looking statements. You should not rely upon forward-looking statements as predictions of future events. Unless otherwise required by applicable laws, we undertake no obligation to update or revise any forward-looking statements, whether because of new information or future developments.

Media Contact: Melissa Zona
+1.636.751.4057

Investor Contact: Jennifer Guenther
+1.646.960.6598